Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Laird Superfood, Inc. (the “Company”) for the period ending March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I certify in my capacity of Chief Executive Officer, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

Date: May 8, 2024	By:	/s/ Jason Vieth
Jason Vieth

Chief Executive Officer (principal executive officer)